                                                                   EXHIBIT 10.11

                        NATIONWIDE INSURANCE ENTERPRISE
                              EXCESS BENEFIT PLAN
                              -------------------

WHEREAS, certain Participating Employers as that term is defined in the Nationwide Insurance Enterprise Retirement Plan (the "Retirement Plan") have previously adopted the Nationwide Insurance Companies and Affiliates Excess Benefit Plan for the benefit of certain of its employees;

WHEREAS, said Participating Employers do now desire to amend and restate such plan as the Nationwide Insurance Enterprise Excess Benefit Plan (this "Plan"), effective December 31, 1996;

WHEREAS, Wausau Service Corporation hereby adopts the Nationwide Insurance Enterprise Excess Benefit Plan, effective December 31, 1996;

NOW THEREFORE, the Participating Employers do hereby adopt, amend and restate this Plan set forth in this instrument, effective as of December 31, 1996.

                                   ARTICLE I

                                  Definitions
                                  -----------

Any word or term used in this instrument, if defined in the Retirement Plan, shall have the same meaning as set forth in such definition.

                                   ARTICLE II

                                  Eligibility
                                  -----------

Each Participant in the Retirement Plan will become a Participant in this Plan on the later of the date that the Participating Employer adopts this Plan or the first date that such Participant's Projected Annual Benefit exceeds the maximum amount of annual straight life annuity that may be payable to him or her under the Retirement Plan at his or her Normal Retirement Date due to application of the Maximum Benefit provisions set forth in Section 3.06 of the Retirement Plan (the "Maximum Benefit Provisions"). Any individual who is a Participant in this Plan at any time will cease to be a Participant on the first date that his or her Projected Annual Benefit shall fall below such maximum amount set forth in the Retirement Plan.

Each spouse of a Participant in the Retirement Plan will become a Participant in this Plan on the first date that such spouse receives an annuity payment under
Article V of the Retirement Plan which is less than the amount of payment such spouse would have received thereunder due to the application of the Maximum Benefit Provisions.

"Projected Annual Benefit" means the annual amount of Straight Life Annuity that would be payable to a Participant on his or her Normal Retirement Date under the Retirement Plan, without taking into account the Maximum Benefit Provisions, on the assumptions that (i) he or she continues employment with the Participating Employers until his or her Normal Retirement Date, (ii) that his or her Covered Compensation at date of determination continues without change until Normal Retirement Date, and (iii) that all other factors relevant to the determination of benefits under the Retirement Plan remain constant until his or her Normal Retirement Date.

                                  ARTICLE III

                                Benefit Payable
                                ---------------

3.1 Each time that a Participant, or his or her contingent annuitant receives a life contingent annuity payment from the Retirement Plan, he or she shall receive a payment from this Plan equal to the difference between

     (a)  the amount of payment he or she received from the Retirement Plan, and

     (b) the amount of payment he or she would have received from the Retirement Plan except for the Maximum Benefit Provisions.

3.2  In no event shall the calculation of benefits payable under this Plan under
     Section 3.1 consider compensation excluded from the calculation of the Retirement Plan benefit by reason of application of the annual compensation limit required under Code Section 401(a)(17).

                                   ARTICLE IV

                             Liability for Payment
                             ---------------------

4.1 Each Participating Employer shall be liable for payments due under this Plan which are based upon its employees' participation in the Retirement Plan.

     In the event that a payment due hereunder is based upon participation in the Retirement Plan during employment with two or more Participating Employers, the Actuary for the Retirement Plan shall determine each such Participating Employer's share of the liability for such payment after taking into account each such Participating Employer's liability under the Retirement Plan as to the person to whom such payment is due.

4.2 The Actuary for the Retirement Plan shall also determine each Participating Employer's liability for post-retirement increases in benefits from the Retirement Plan, which are applied to increase benefits payable under
     Article III.

4.3 The value of the benefit under this Plan shall be determined on the Participant's Severance Date or, if later, the date the Maximum Benefit Provisions first apply, and any resulting employment tax consequences of the Participating Employers shall be allocated among them by the Actuary at such time.

                                   ARTICLE V

                               Method of Payment
                               -----------------

5.1 The dollar amount of each payment due under this Plan shall be paid from the general assets of the Participating Employer(s) liable for such payment. Such payments shall not be funded. As an unfunded plan, this Plan has no assets and each Participant's right to a payment due hereunder is that of an unsecured creditor of the Participating Employer(s) liable for such payment.

5.2 Regardless of which annuity form is selected under the Retirement Plan, the survivor benefit election made by the Participant under the Retirement Plan shall apply to benefits under this

     Plan. No separate annuity form or beneficiary designation is permitted under this Plan.

5.3 Notwithstanding Sections 3.1 or 5.2 of this Plan, the Level Income Option is not available on benefits otherwise payable under this Plan.


                                   ARTICLE VI

                     Amendment; Termination; Administration
                     --------------------------------------

6.1 This Plan may be amended or terminated at any time by means of an action of the Board of Directors of each Participating Employer.

     If this Plan is terminated or amended, there shall be established a minimum benefit under this Plan equal to the benefit accrued under this Plan as if the Participant had terminated employment on the effective date of the amendment or termination, but not more than (a) reduced by (b):

     (a) the accrued benefit of the Participant under the Retirement Plan as of the date of the amendment or termination, determined as if the Maximum Benefit provisions did not apply; and

     (b) The accrued benefit of the Participant under the Retirement Plan as of his or her Retirement Date.

     Any amendment or termination of this Plan shall not affect benefits in pay status for any Participant, beneficiary or contingent annuitant.

     When another organization becomes a Participating Employer under the Retirement Plan, this Plan shall be amended to include such organization as a Participating Employer under this Plan.

     In the event that a Participating Employer hereunder ceases to be a Participating Employer under the Retirement Plan, termination of this Plan shall be deemed to have occurred with respect to such Participating Employer effective as of the date it ceased to be a Participating Employer under the Retirement Plan without the need for amendment of this instrument, provided, however, that such termination of plan shall not discharge such Participating Employer from any liability it may have hereunder as to any persons who are Participants or contingent annuitants immediately prior to the Effective Date of such termination of plan.

6.2 The Nationwide Mutual Insurance Company shall be the Administrator of the Plan. The Administrator shall have the discretion and authority to construe/interpret the Plan to determine eligibility to participate in the Plan and to issue such regulations as it deems appropriate. The Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing payments hereunder. The Administrator's interpretations, determinations, regulations and calculations shall be final and binding on all Participants, persons and parties concerned. The Administrator may appoint such agents as it shall deem appropriate from time to time to assist in carrying out its functions hereunder.

6.3 The benefits payable under this Plan or the right to receive future benefits under this Plan may not be anticipated, alienated, pledged, encumbered, or subjected to any charge or legal process, and if any attempts are made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the Plan of the person affected may be terminated by the Administrator which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

6.4 Nothing contained in this Plan shall be construed as a contract of employment between a Participating Employer and any Participant, or as a right of any Participant to be continued in employment of the Participating Employer, or as a limitation on the right of the Participating Employer to discharge any of its employees, with or without cause.

                                  ARTICLE VII

                                  Construction
                                  ------------

The provisions of this Plan shall be construed, regulated, administered, and enforced according to the laws of the State of Ohio.

                                  ARTICLE VIII

                                   Execution
                                   ---------

This Plan has been established by the Participating Employers in conformity with resolutions adopted by their respective Boards of Directors and may be executed in any number of counterparts, each of which will be considered an original.

                                   ARTICLE IX

                               Benefit Exceptions
                               ------------------

Anything in the Plan to the contrary notwithstanding, any Participant in the Gates, McDonald & Company, Unfunded Deferred Compensation Excess Benefit Plan as of January 1, 1990 shall become a participant in this Plan on January 2, 1990.

Effective February 1, 1990, all payments that would have been paid from the Gates, McDonald & Company, Unfunded Deferred Compensation Excess Benefit Plan shall be paid from this Plan.

Effective December 31, 1996, all payments that would have been paid from the Wausau Insurance Company Excess Defined Benefit Plan (the "Wausau Excess Plan") shall be paid from this Plan. Any benefit in a pay status under the Wausau Excess Plan as of December 31, 1996, shall not be affected by any amendment or termination of this Plan.

IN WITNESS WHEREOF, this agreement has been duly executed by the officers of the parties thereunto duly authorized.

                                 NATIONWIDE MUTUAL INSURANCE COMPANY
                                 NATIONWIDE MUTUAL FIRE INSURANCE COMPANY
                                 NATIONWIDE GENERAL INSURANCE COMPANY
                                 NATIONWIDE LIFE INSURANCE COMPANY
                                 NATIONWIDE COMMUNICATIONS INC.
                                 NATIONWIDE CORPORATION
                                 COLONIAL INSURANCE COMPANY OF CALIFORNIA
                                 NATIONWIDE FINANCIAL INSTITUTION DISTRIBUTORS
                                       AGENCY, INC.
                                 GATES, MCDONALD & COMPANY
                                 GATES, MCDONALD & COMPANY OF NEVADA
                                 GATES, MCDONALD & COMPANY OF NEW YORK, INC.
                                 NEA VALUEBUILDER INVESTOR SERVICES, INC.
                                 SCOTTSDALE INSURANCE COMPANY
                                 WEST COAST LIFE INSURANCE COMPANY
Attest:                          FARMLAND MUTUAL INSURANCE COMPANY



                                 By:
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Attest:                          NATIONWIDE DEVELOPMENT COMPANY



                                 By:
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Attest:                          NATIONWIDE ADVISORY SERVICES, INC.



                                 By:
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Attest:                          PEOPLES TRAVEL SERVICE, INC.



                                 By:
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Attest:                          INSURANCE INTERMEDIARIES, INC.



                                 By:
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Attest:                          PUBLIC EMPLOYEES BENEFIT SERVICES CORPORATION



                                 By:
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Attest:                          NATIONAL CASUALTY COMPANY



                                 By:
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Attest:                          NATIONWIDE HMO, INC.



                                 By:
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Attest:                          EMPLOYERS INSURANCE OF WAUSAU A MUTUAL COMPANY
                                 WAUSAU SERVICE CORPORATION



                                 By:
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Attest:                          KEY HEALTH PLAN, INC.



                                 By:
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